LOOMIS SAYLES INSTITUTIONAL FUNDS

LOOMIS SAYLES RETAIL FUNDS

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

LOOMIS SAYLES SECURITIZED ASSET FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND – CLASS J SHARES

Supplement dated October 1, 2007 to the Loomis Sayles Institutional Funds Statement of Additional Information, the Loomis Sayles Retail Funds Statement of Additional Information, the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Statement of Additional Information, and the Loomis Sayles Investment Grade Bond Fund Class J Shares Statement of Additional Information, each dated February 1, 2007, each as may be revised and supplemented from time to time

Effective September 14, 2007, Sandra O. Moose was re-appointed as the Chairperson of the Board to serve for a two-year period.

Effective September 14, 2007, the table “Officers of the Trust” under the sub-section “Trustees and Officers” in the section “Management of the Trusts” (with regard to the Loomis Sayles Institutional Funds and Loomis Sayles Retail Funds Statements of Additional Information) and in the section “Management of the Fund(s)” (with regard to the Loomis Sayles High Income Opportunities and Securitized Asset Fund Statement of Additional Information and the Loomis Sayles Investment Grade Bond Fund – Class J Shares Statement of Additional Information) is amended to add the following text:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

MLSSP83-1007